                                                                     Exhibit 4.3

================================================================================

                      NAVISTAR FINANCIAL 200   OWNER TRUST
                                            --

                      Class A-1          Asset Backed Notes
                                --------
                      Class A-2          Asset Backed Notes
                                --------
                      Class A-3          Asset Backed Notes
                                --------
                      Class A-4          Asset Backed Notes
                                --------
                        Class B        Asset Backed Notes
                                ------

                      -------------------------------------

                                    INDENTURE

                           Dated as of         , 200
                                       --------     -

                          -----------------------------

                            ------------------------
                          a                          ,
                           --------------------------

                                Indenture Trustee

================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE  I
         DEFINITIONS AND INCORPORATION BY REFERENCE...............................................................2
         SECTION  1.1      Definitions............................................................................2
                           -----------
         SECTION  1.2      Incorporation by Reference of Trust Indenture Act......................................3
                           -------------------------------------------------

ARTICLE  II
         THE NOTES................................................................................................3
         SECTION  2.1      Form...................................................................................3
                           ----
         SECTION  2.2      Execution, Authentication and Delivery.................................................4
                           --------------------------------------
         SECTION  2.3      Temporary Notes........................................................................4
                           ---------------
         SECTION  2.4      Registration; Registration of Transfer and Exchange of Notes...........................5
                           ------------------------------------------------------------
         SECTION  2.5      Mutilated, Destroyed, Lost or Stolen Notes.............................................6
                           ------------------------------------------
         SECTION  2.6      Persons Deemed Noteholders.............................................................7
                           --------------------------
         SECTION  2.7      Payment of Principal and Interest......................................................7
                           ---------------------------------
         SECTION  2.8      Cancellation of Notes..................................................................9
                           ---------------------
         SECTION  2.9      Release of Collateral..................................................................9
                           ---------------------
         SECTION  2.10     Book-Entry Notes.......................................................................9
                           ----------------
         SECTION  2.11     Notices to Clearing Agency............................................................10
                           --------------------------
         SECTION  2.12     Definitive Notes......................................................................10
                           ----------------
         SECTION  2.13     Seller as Noteholder..................................................................11
                           --------------------
         SECTION  2.14     Tax Treatment.........................................................................11
                           -------------

ARTICLE  III
         COVENANTS...............................................................................................11
         SECTION  3.1      Payment of Principal and Interest.....................................................11
                           ---------------------------------
         SECTION  3.2      Maintenance of Agency Office..........................................................11
                           ----------------------------
         SECTION  3.3      Money for Payments To Be Held in Trust................................................12
                           --------------------------------------
         SECTION  3.4      Existence.............................................................................13
                           ---------
         SECTION  3.5      Protection of Collateral; Acknowledgment of Pledge....................................13
                           --------------------------------------------------
         SECTION  3.6      Opinions as to Collateral.............................................................14
                           -------------------------
         SECTION  3.7      Performance of Obligations; Servicing of Receivables..................................15
                           ----------------------------------------------------
         SECTION  3.8      Negative Covenants....................................................................16
                           ------------------
         SECTION  3.9      Annual Statement as to Compliance.....................................................16
                           ---------------------------------
         SECTION  3.10     Consolidation, Merger, etc., of the Issuer; Disposition of Trust
                           ----------------------------------------------------------------
                           Assets................................................................................17
                           ------
         SECTION  3.11     Successor or Transferee...............................................................19
                           -----------------------
         SECTION  3.12     No Other Business.....................................................................19
                           -----------------
         SECTION  3.13     No Borrowing..........................................................................19
                           ------------
         SECTION  3.14     Guarantees, Loans, Advances and Other Liabilities.....................................19
                           -------------------------------------------------

         SECTION  3.15     Servicer's Obligations................................................................20
                           ----------------------
         SECTION  3.16     Capital Expenditures..................................................................20
                           --------------------
         SECTION  3.17     Removal of Administrator..............................................................20
                           ------------------------
         SECTION  3.18     Restricted Payments...................................................................20
                           -------------------
         SECTION  3.19     Notice of Events of Default...........................................................20
                           ---------------------------
         SECTION  3.20     Further Instruments and Acts..........................................................21
                           ----------------------------
         SECTION  3.21     Indenture Trustee's Assignment of Administrative Receivables and
                           ----------------------------------------------------------------
                           Warranty Receivables..................................................................21
                           --------------------
         SECTION  3.22     Representations and Warranties by the Issuer to the Indenture
                           -------------------------------------------------------------
                           Trustee...............................................................................21
                           -------

ARTICLE  IV
         SATISFACTION AND DISCHARGE..............................................................................22
         SECTION  4.1      Satisfaction and Discharge of Indenture...............................................22
                           ---------------------------------------
         SECTION  4.2      Application of Trust Money............................................................23
                           --------------------------
         SECTION  4.3      Repayment of Monies Held by Paying Agent..............................................23
                           ----------------------------------------
         SECTION  4.4      Duration of Position of Indenture Trustee for Benefit of
                           --------------------------------------------------------
                           Certificateholders....................................................................23
                           ------------------

ARTICLE  V
         DEFAULT AND REMEDIES....................................................................................24
         SECTION  5.1      Events of Default.....................................................................24
                           -----------------
         SECTION  5.2      Acceleration of Maturity; Rescission and Annulment....................................25
                           --------------------------------------------------
         SECTION  5.3      Collection of Indebtedness and Suits for Enforcement by Indenture
                           -----------------------------------------------------------------
                           Trustee...............................................................................26
                           -------
         SECTION  5.4      Remedies; Priorities..................................................................28
                           --------------------
         SECTION  5.5      Optional Preservation of the Collateral...............................................29
                           ---------------------------------------
         SECTION  5.6      Limitation of Suits...................................................................29
                           -------------------
         SECTION  5.7      Unconditional Rights of Noteholders To Receive Principal and
                           ------------------------------------------------------------
                           Interest..............................................................................30
                           --------
         SECTION  5.8      Restoration of Rights and Remedies....................................................30
                           ----------------------------------
         SECTION  5.9      Rights and Remedies Cumulative........................................................30
                           ------------------------------
         SECTION  5.10     Delay or Omission Not a Waiver........................................................31
                           ------------------------------
         SECTION  5.11     Control by Noteholders................................................................31
                           ----------------------
         SECTION  5.12     Waiver of Past Defaults...............................................................31
                           -----------------------
         SECTION  5.13     Undertaking for Costs.................................................................32
                           ---------------------
         SECTION  5.14     Waiver of Stay or Extension Laws......................................................32
                           --------------------------------
         SECTION  5.15     Action on Notes.......................................................................32
                           ---------------
         SECTION  5.16     Performance and Enforcement of Certain Obligations....................................33
                           --------------------------------------------------

ARTICLE  VI
         THE INDENTURE TRUSTEE...................................................................................34
         SECTION  6.1      Duties of Indenture Trustee...........................................................34
                           ---------------------------

         SECTION  6.2      Rights of Indenture Trustee...........................................................35
                           ---------------------------
         SECTION  6.3      Indenture Trustee May Own Notes.......................................................36
                           -------------------------------
         SECTION  6.4      Indenture Trustee's Disclaimer........................................................36
                           ------------------------------
         SECTION  6.5      Notice of Defaults....................................................................36
                           ------------------
         SECTION  6.6      Reports by Indenture Trustee to Holders...............................................36
                           ---------------------------------------
         SECTION  6.7      Compensation; Indemnity...............................................................36
                           -----------------------
         SECTION  6.8      Replacement of Indenture Trustee......................................................37
                           --------------------------------
         SECTION  6.9      Merger or Consolidation of Indenture Trustee..........................................38
                           --------------------------------------------
         SECTION  6.10     Appointment of Co-Indenture Trustee or Separate Indenture
                           ----------------------------------------------------------
                           Trustee...............................................................................38
                           -------
         SECTION  6.11     Eligibility; Disqualification.........................................................40
                           -----------------------------
         SECTION  6.12     Preferential Collection of Claims Against Issuer......................................41
                           ------------------------------------------------
         SECTION  6.13     Representations and Warranties of Indenture Trustee...................................41
                           ---------------------------------------------------
         SECTION  6.14     Indenture Trustee May Enforce Claims Without Possession of
                           ----------------------------------------------------------
                           Notes.................................................................................41
                           -----
         SECTION  6.15     Suit for Enforcement..................................................................42
                           --------------------
         SECTION  6.16     Rights of Noteholders to Direct Indenture Trustee.....................................42
                           -------------------------------------------------

ARTICLE  VII
         NOTEHOLDERS' LISTS AND REPORTS..........................................................................42
         SECTION  7.1      Issuer To Furnish Indenture Trustee Names and Addresses of
                           ----------------------------------------------------------
                           Noteholders...........................................................................42
                           -----------
         SECTION  7.2      Preservation of Information, Communications to Noteholders............................43
                           ----------------------------------------------------------
         SECTION  7.3      Reports by Issuer.....................................................................43
                           -----------------
         SECTION  7.4      Reports by Indenture Trustee..........................................................43
                           ----------------------------

ARTICLE  VIII
         ACCOUNTS, DISBURSEMENTS AND RELEASES....................................................................44
         SECTION  8.1      Collection of Money...................................................................44
                           -------------------
         SECTION  8.2      Designated Accounts; Payments.........................................................44
                           -----------------------------
         SECTION  8.3      General Provisions Regarding Accounts.................................................48
                           -------------------------------------
         SECTION  8.4      Release of Collateral.................................................................49
                           ---------------------
         SECTION  8.5      Opinion of Counsel....................................................................49
                           ------------------
         SECTION  8.6      Investment Earnings and Supplemental Servicing Fees...................................49
                           ---------------------------------------------------
         SECTION  8.7      Net Deposits..........................................................................50
                           ------------
         SECTION  8.8      Statements to Securityholders.........................................................50
                           -----------------------------
         SECTION  8.9      Designated Accounts...................................................................52
                           -------------------
         SECTION  8.10     Reserve Account.......................................................................52
                           ---------------
         SECTION  8.11     Pre-Funding Account...................................................................53
                           -------------------
         SECTION  8.12     Negative Carry Account................................................................53
                           ----------------------
         SECTION 8.13      Sale of Assets; Termination...........................................................54
                           ---------------------------

ARTICLE  IX
         SUPPLEMENTAL INDENTURES.................................................................................55

         SECTION  9.1      Supplemental Indentures Without Consent of Noteholders................................55
                           ------------------------------------------------------
         SECTION  9.2      Supplemental Indentures With Consent of Noteholders...................................56
                           ---------------------------------------------------
         SECTION  9.3      Execution of Supplemental Indentures..................................................58
                           ------------------------------------
         SECTION  9.4      Effect of Supplemental Indenture......................................................58
                           --------------------------------
         SECTION  9.5      Conformity with Trust Indenture Act...................................................58
                           -----------------------------------
         SECTION  9.6      Reference in Notes to Supplemental Indentures.........................................59
                           ---------------------------------------------

ARTICLE  X
         REDEMPTION OF NOTES.....................................................................................59
         SECTION  10.1     Redemption............................................................................59
                           ----------
         SECTION  10.2     Form of Redemption Notice.............................................................59
                           -------------------------
         SECTION  10.3     Notes Payable on Redemption Date......................................................60
                           --------------------------------

ARTICLE  XI
         MISCELLANEOUS...........................................................................................60
         SECTION  11.1     Compliance Certificates and Opinions, etc.............................................60
                           ------------------------------------------
         SECTION  11.2     Form of Documents Delivered to Indenture Trustee......................................62
                           ------------------------------------------------
         SECTION  11.3     Acts of Noteholders...................................................................63
                           -------------------
         SECTION  11.4     Notices, etc., to Indenture Trustee, Issuer and
                           -----------------------------------------------
                           Rating Agencies.......................................................................63
                           ---------------
         SECTION  11.5     Notices to Noteholders; Waiver........................................................64
                           ------------------------------
         SECTION  11.6     Alternate Payment and Notice Provisions...............................................64
                           ---------------------------------------
         SECTION  11.7     Conflict with Trust Indenture Act.....................................................64
                           ---------------------------------
         SECTION  11.8     Effect of Headings and Table of Contents..............................................65
                           ----------------------------------------
         SECTION  11.9     Successors and Assigns................................................................65
                           ----------------------
         SECTION  11.10    Separability..........................................................................65
                           ------------
         SECTION  11.11    Benefits of Indenture.................................................................65
                           ---------------------
         SECTION  11.12    Legal Holidays........................................................................65
                           --------------
         SECTION  11.13    Governing Law.........................................................................65
                           -------------
         SECTION  11.14    Counterparts..........................................................................65
                           ------------
         SECTION  11.15    Recording of Indenture................................................................65
                           ----------------------
         SECTION  11.16    No Recourse...........................................................................66
                           -----------
         SECTION  11.17    No Petition...........................................................................66
                           -----------
         SECTION  11.18    Inspection............................................................................67
                           ----------

Exhibit A     -    Locations of Composite Schedule of Receivables
Exhibit B     -    Form of Class A-1 Asset Backed Note
Exhibit C     -    Form of Class A-2, Class A-3, Class A-4 and Class B Asset
                   Backed Note
Exhibit D     -    Form of Note Depository Agreement

          INDENTURE, dated as of          , 200  between NAVISTAR FINANCIAL
                                 ---------     -
200   OWNER TRUST, a Delaware business trust (the "Issuer"), and
   --
                , a                  , as trustee and not in its individual
----------------    -----------------
capacity (the "Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes and (only to the extent expressly provided herein) the Certificateholders:

                                 GRANTING CLAUSE

     The Issuer hereby grants to the Indenture Trustee on the Closing Date, as trustee for the benefit of the Noteholders and (only to the extent expressly provided herein) the Certificateholders, all of the Issuer's right, title and interest in, to and under (a) the Receivables listed on the Composite Schedule of Receivables which is on file at the locations listed on Exhibit A hereto, whether now existing or hereafter acquired and including, without limitation, Subsequent Receivables acquired by the Issuer pursuant to the Pooling Agreement listed on the schedules to the Subsequent Transfer PSA Assignments with respect to such Subsequent Receivables and all Related Security; (b) the Collection Account and the Note Distribution Account and all funds on deposit from time to time in the Collection Account and the Note Distribution Account; (c) the Reserve Account and all proceeds thereof (other than the Investment Earnings thereon), including all other amounts, investments and investment property held from time to time in the Reserve Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities, or otherwise); (d) the Reserve Account Initial Deposit with respect to the Closing Date and the Reserve Account Subsequent Transfer Deposit with respect to each Subsequent Transfer Date and all proceeds thereof (other than the Investment Earnings thereon) (c) and (d), collectively, the "Reserve Account
                                                             ---------------
Property"); (e) the Pre-Funding Account and all funds on deposit from time to
--------
time in the Pre-Funding Account and all proceeds thereof, including all other amounts and investments held from time to time in the Pre-Funding Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) (collectively, the "Pre-Funding Account Property"); (f) the Negative Carry Account and all funds on
 ----------------------------
deposit from time to time in the Negative Carry Account and all proceeds thereof (other than the Investment Earnings thereon), including all other amounts, investments and investment property held from time to time in the Negative Carry Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise); (g) the Pooling Agreement (including all rights of NFRRC under the Purchase Agreement, the Initial PA Assignment and any Subsequent Transfer PA Assignments assigned to the Issuer pursuant to the Pooling Agreement); (h) the Servicing Agreement; (i) the rights of NFC under the Lease Purchase Agreement assigned to NFRRC pursuant to the Purchase Agreement and then to the Issuer pursuant to the Pooling Agreement; (j) the Titling Trust Documents; (k) all Collections, and (l) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").
                              ----------

     The foregoing Grant is made in trust to secure (a) first, the payment of principal of and interest on, and any other amounts owing in respect of, the Class A Notes, equally and ratably without prejudice, priority or distinction, and (b) second, the payment of principal of and interest on, and any other amounts owing in respect of, the Class B Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. This Indenture constitutes a security agreement under the UCC.

     The foregoing Grant includes all rights, powers and options (but none of the obligations, if any) of the Issuer under any agreement or instrument included in the Collateral, including the immediate and continuing right to claim for, collect, receive and give receipt for principal, interest and lease payments and other Scheduled Payments in respect of the Receivables included in the Collateral and all other monies payable under the Collateral, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Issuer or otherwise and generally to do and receive anything that the Issuer is or may be entitled to do or receive under or with respect to the Collateral.

     The Indenture Trustee, as trustee on behalf of the Noteholders and (only to the extent expressly provided herein) the Certificateholders, acknowledges such Grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.

                                    ARTICLE I
                DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.1 Definitions. Certain capitalized terms used in this Indenture
                 -----------
shall have the respective meanings assigned them in Part I of Appendix A to the
                                                              ----------
Pooling Agreement of even date herewith between the Issuer and NFRRC (as it may be amended, supplemented or modified from time to time, the "Pooling Agreement"). All references herein to "the Indenture" or "this Indenture" are to this Indenture as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A. All references herein to Articles, Sections, subsections and
     ----------
exhibits are to Articles, Sections, subsections and exhibits contained in or attached to this Indenture unless otherwise specified. All terms defined in this Indenture shall have the defined meanings when used in any certificate, notice, Note or other document made or delivered pursuant hereto unless otherwise defined therein. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Indenture.

               SECTION 1.2 Incorporation by Reference of Trust Indenture Act
                           -------------------------------------------------
     Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a Commission rule have the respective meanings assigned to them by such definitions.

                                   ARTICLE II
                          THE NOTESARTICLE II THE NOTES

     SECTION 2.1 Form
                 ----

          (a) The Class A-1 Notes and each of the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, with the Indenture Trustee's certificate of authentication, shall be substantially in the form set forth in Exhibit B and Exhibit C, respectively, with such appropriate insertions,
---------     ---------
omissions, substitutions and other variations as are required or permitted by this Indenture, and each such class may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          (b) The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          (c) Each Note shall be dated the date of its authentication. The terms of each class of Notes as provided for in Exhibit B and Exhibit C hereto are
                                          ---------     ---------
part of the terms of this Indenture.

     SECTION 2.2 Execution, Authentication and Delivery
                 --------------------------------------

          (a) Each Note shall be dated the date of its authentication, and shall be issuable as a registered Note in the minimum denomination of $1,000 and in integral multiples thereof (except, if applicable, for one Note representing a residual portion of each class which may be issued in a different denomination).

          (b) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

          (c) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes.

          (d) The Indenture Trustee shall upon Issuer Order authenticate and deliver to or upon the order of the Issuer, the Notes for original issue in
aggregate principal amount of $       , comprised of (i) Class A-1 Notes in the
                               -------
aggregate principal amount of $        , (ii) Class A-2 Notes in the aggregate
                               --------
principal amount of          , (iii) Class A-3 Notes in the aggregate principal
                    --------
amount of $           and (iv) Class A-4 Notes in the aggregate principal
           ----------
amount of $          , and (v) Class B Notes in the aggregate principal amount
           ----------
of $          . The aggregate principal amount of all Notes outstanding at any
    ----------
time may not exceed $           except as provided in Section 2.5.
                     ----------

          (e) No Notes shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form set forth, in the case of the Class A-1 Notes, in Exhibit B, and in the case of the Class A-2 Notes,
                          ---------
the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, in Exhibit C,
                                                                   ---------
executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.3 Temporary Notes
                 ---------------

          (a) Pending the preparation of Definitive Notes, if any, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, such Temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations as are consistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          (b) If Temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the Temporary Notes shall be exchangeable for Definitive Notes upon surrender of the Temporary Notes at the Agency Office of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more Temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so delivered in exchange, the Temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

     SECTION 2.4 Registration; Registration of Transfer and Exchange of Notes
                 ------------------------------------------------------------

          (a) The Issuer shall cause to be kept the Note Register, comprising separate registers for each class of Notes, in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of the Notes and the registration of transfers and exchanges of the Notes. The Indenture Trustee shall initially be the Note Registrar for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor Note Registrar or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

          (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

          (c) Upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

          (d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, and the Indenture Trustee shall authenticate and the

Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

          (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office of the Indenture Trustee is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

          (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or Section 9.6 not involving any transfer.

          (h) The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to transfer or make exchanges, and the Note Registrar need not register transfers or exchanges, of Notes that: (i) have been selected for redemption pursuant to Article X, if applicable; or (ii) are due for repayment in full within 15 days of surrender to the Corporate Trust Office or the Agency Office.

     SECTION 2.5 Mutilated, Destroyed, Lost or Stolen Notes
                 ------------------------------------------

          (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer shall execute and upon the Issuer's request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of a like class and aggregate principal amount; provided,
                                                                 --------
however, that if any such destroyed, lost or stolen Note, but not a mutilated
-------

Note, shall have become or within seven days shall be due and payable in full, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may make payment to the Holder of such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date, if applicable, without surrender thereof.

          (b) If, after the delivery of a replacement Note or payment in respect of a destroyed, lost or stolen Note pursuant to subsection (a), any protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from (i) any Person to whom it was delivered, (ii) the Person taking such replacement Note from the Person to whom such replacement Note was delivered or (iii) any assignee of such Person, except any protected purchaser, and the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

          (c) In connection with the issuance of any replacement Note under this
Section 2.5, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

          (d) Any duplicate Note issued pursuant to this Section 2.5 in replacement for any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time or be enforced by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          (e) The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.6 Persons Deemed Noteholders. Prior to due presentment for
                 --------------------------
registration of transfer of any Note, the Issuer, the Indenture Trustee and any of their agents may treat the Person in whose name any Note is registered (as of the day of determination) as the Noteholder for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     SECTION 2.7 Payment of Principal and Interest.
                 ----------------------------------

          (a) Interest on the Class A-1 Notes shall accrue in the manner set forth in Exhibit B at the applicable Interest Rate for such class, and such
         ---------
interest shall be payable on each Distribution Date, in accordance with the priorities set forth in Section 8.2(c), as specified in the form of Note set forth in Exhibit B. Interest on the Class A-2 Notes, the Class A-3 Notes, the
         ---------
Class A-4 Notes and the Class B Notes shall accrue in the manner set forth in Exhibit C at the applicable Interest Rate for such class, and shall be payable
---------
on each Distribution Date, in accordance with the priorities set forth in
Section 8.2(c), as specified in the form of Note set forth in Exhibit C. Any
                                                              ---------
instalment of interest payable on any Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Issuer or the Servicer into the Note Distribution Account before each Distribution Date for payment to Noteholders on the related Distribution Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, unless and
        `                                 --------  -------
until Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the applicable Record Date in the name of the Note Depository (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depository.

          (b) Prior to the occurrence of an Event of Default and a declaration in accordance with Section 5.2(a) that the Notes have become immediately due and payable, the principal of each class of Notes shall be payable in full on the Final Scheduled Distribution Date for such class and, to the extent of funds available therefor, in instalments on the Distribution Dates (if any) preceding the Final Scheduled Distribution Date for such class, in the amounts and in accordance with the priorities set forth in Section 8.2(d)(ii) or (iii), as applicable, and, if applicable, Section 8.2(e). All principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Any instalment of principal payable on any Note shall be punctually paid or duly provided for by a deposit by the Indenture Trustee in accordance with the provisions of Section 8.2 into the Note Distribution Account prior to the applicable Distribution Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided,
                                                                --------
however, that, unless and until Definitive Notes have been issued pursuant to
-------
Section 2.12, with respect to Notes registered on the Record Date in the name of the Note Depository, payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depository, except for:
(i) the final instalment of principal on any Note; and (ii) the Redemption Price for the Notes redeemed pursuant to Section 10.1, which, in each case, shall be payable as provided herein. The funds represented by any such checks in respect of interest or principal returned undelivered shall be held in accordance with
Section 3.3.

          (c) [Reserved.]

          (d) From and after the occurrence of an Event of Default and a declaration in accordance with Section 5.2(a) that the Notes have become immediately due and payable, principal on the Notes shall be payable as provided in Section 8.2(d)(iv) or (v), as applicable and, if applicable, Section 8.2(e).

          (e) With respect to any Distribution Date on which the final instalment of principal and interest on a class of Notes is to be paid, the Indenture Trustee shall notify each Noteholder of such class of record as of the Record Date for such Distribution Date of the fact that the final instalment of principal of and interest on such Note is to be paid on such Distribution Date. Such notice shall be sent (i) on such Record Date by facsimile, if Book-Entry Notes are outstanding;

or (ii) not later than three Business Days after such Record Date in accordance with Section 11.5(a) if Definitive Notes are outstanding, and shall specify that such final instalment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such instalment and the manner in which such payment shall be made. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2. Within sixty days of the surrender pursuant to this Section 2.7(e) or cancellation pursuant to Section 2.8 of all of the Notes of a particular class, the Indenture Trustee shall provide each of the Rating Agencies with written notice stating that all Notes of such class have been surrendered or canceled.

     SECTION 2.8 Cancellation of Notes. All Notes surrendered for payment,
                 ---------------------
redemption, exchange or registration of transfer shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.8, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided, however, that such Issuer Order is
                                   --------  -------
timely and the Notes have not been previously disposed of by the Indenture Trustee. The Indenture Trustee shall certify to the Issuer that surrendered Notes have been duly canceled and retained or destroyed, as the case may be.

     SECTION 2.9 Release of Collateral. The Indenture Trustee shall release
                 ---------------------
property from the lien of this Indenture, other than as permitted by Sections 3.21, 8.2, 8.4 and 11.1, only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel (to the extent required by the TIA) and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1).

     SECTION 2.10 Book-Entry Notes. The Notes, upon original issuance, shall be
                  ----------------
issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency by or on behalf of the Issuer. Such Note or Notes shall be registered on the Note Register in the name of the Note Depository (initially, Cede & Co.), and no Note Owner shall receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until Definitive Notes have been issued to the Note Owners pursuant to Section 2.12:

          (a) the provisions of this Section 2.10 shall be in full force and effect;

          (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes and shall have no obligation to the Note Owners;

          (c) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section 2.10 shall control;

          (d) the rights of the Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants and unless and until Definitive Notes are issued pursuant to
Section 2.12, the initial Clearing Agency shall make book-entry transfers between the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants, pursuant to the Note Depository Agreement; and

          (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Controlling Class, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has (i) received written instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and (ii) has delivered such instructions to the Indenture Trustee.

     SECTION 2.11 Notices to Clearing Agency. Whenever a notice or other
                  --------------------------
communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency and shall have no other obligation to the Note Owners.

     SECTION 2.12 Definitive Notes.
                  ----------------

          If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Issuer is unable to locate a qualified successor; (ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency; or (iii) after the occurrence of an Event of Default or a Servicer Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Controlling Class advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     SECTION 2.13 Seller as Noteholder. The Seller in its individual or any
                  --------------------
other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not the Seller.

     SECTION 2.14 Tax Treatment. The Issuer in entering into this Indenture, and
                  -------------
the Noteholders and the Note Owners, by acquiring any Note or interest therein,
(i) express their intention that the Notes qualify under applicable tax law as indebtedness secured by the Collateral, and (ii) unless otherwise required by appropriate taxing authorities, agree to treat the Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

                                   ARTICLE III
                                    COVENANTS

     SECTION 3.1 Payment of Principal and Interest. The Issuer shall duly and
                 ---------------------------------
punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. On each Distribution Date and on the Redemption Date (if applicable), the Indenture Trustee shall distribute amounts on deposit in the Note Distribution Account to the Noteholders in accordance with Sections 2.7 and 8.2, less amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal. Any amounts so withheld shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     SECTION 3.2 Maintenance of Agency Office. As long as any of the Notes
                 ----------------------------
remains outstanding, the Issuer shall maintain in the Borough of Manhattan, the City of New York, an office (the "Agency Office"), being an office or agency
                                  -------------
where Notes may be surrendered to the Issuer for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of the Agency Office. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.3 Money for Payments To Be Held in Trust.
                 --------------------------------------

          (a) As provided in Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Account pursuant to Section 8.2(d), (e) or (f) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this
Section 3.3.

          (b) Before each Distribution Date or the Redemption Date (if applicable), the Indenture Trustee shall deposit in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due with respect to the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto.

          (c) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent in effect at the time of determination; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid by the Indenture Trustee to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however,
                                                              --------  -------
that the Indenture Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be paid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     SECTION 3.4 Existence. The Issuer shall keep in full effect its existence,
                 ---------
rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral.

     SECTION 3.5 Protection of Collateral; Acknowledgment of Pledge. The Issuer
                 --------------------------------------------------
shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, amendments thereto, continuation statements, assignments, certificates, instruments of further assurance and other instruments, and shall take such other action as may be determined to be necessary or advisable in an Opinion of Counsel to the Owner Trustee delivered to the Indenture Trustee to:

               (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof including by making the necessary filings of financing statements or amendments thereto within sixty days after the occurrence of any of the following: (A) any change in the name of the Issuer (or its successor), (B) any change in the jurisdiction of formation of the Issuer (or its successor) and (C) any merger or consolidation or other change in the identity or organizational structure of the Issuer and by promptly notifying the Indenture Trustee of any such filings;

               (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iii) enforce the rights of the Indenture Trustee and the Noteholders in any of the Collateral; or

               (iv) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all Persons and parties, and the Issuer hereby authorizes the Indenture Trustee to execute and file any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section 3.5.

     SECTION 3.6 Opinions as to Collateral.
                 -------------------------

          (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) On or before April 15 in each calendar year, beginning April 15, 200 , the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel
   -
either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this Indenture. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 15 in the following calendar year.

     SECTION 3.7 Performance of Obligations; Servicing of Receivables.
                 ----------------------------------------------------

          (a) The Issuer shall not take any action and shall use its reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as otherwise expressly provided in this Indenture, the Pooling Agreement, the Servicing Agreement, the Purchase Agreement, the Administration Agreement or such other instrument or agreement.

          (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in the Basic Documents or an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed under the terms of this Indenture, the Pooling Agreement and the Purchase Agreement in accordance with and within the time periods provided for herein and therein.

          (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the response or action, if any, the Issuer has taken or is taking with respect of such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Receivables, the Issuer and the Indenture Trustee shall take all reasonable steps available to them pursuant to the Servicing Agreement to remedy such failure.

          (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it shall not consent so as to permit NFRRC, NFC, or Harco Leasing to, without the prior written consent of the Indenture Trustee or the Holders of at least a majority in Outstanding Amount of the Controlling Class, as required in accordance with the terms thereof, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or any of the Basic Documents, or waive timely performance or observance by the Seller under the Pooling Agreement or the Purchase Agreement, the Servicer under the Servicing Agreement, the Administrator under the Administration Agreement, NFC under the Purchase Agreement or Harco Leasing under the Lease Purchase Agreement, except as specifically permitted under these documents; provided, however, that,
                                              --------  -------
notwithstanding the foregoing, no action specified in the proviso to Section
                                                          -------
9.2(a) shall be taken
except in compliance with Section 9.2. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, as applicable, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

     SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, the
                 ------------------
Issuer shall not:

          (a) sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, except the Issuer may (i) collect, liquidate, sell or otherwise dispose of Receivables (including Warranty Receivables, Administrative Receivables and Liquidating Receivables), (ii) make cash payments out of the Designated Accounts and the Certificate Distribution Account and (iii) take other actions, in each case as contemplated by the Basic Documents;

          (b) claim any credit on, or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

          (c) voluntarily commence any insolvency, readjustment of debt, marshaling of assets and liabilities or other proceeding, or apply for an order by a court or agency or supervisory authority for the winding-up or liquidation of its affairs or any other event specified in Section 5.1(f); or

          (d) either (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Collateral (other than with respect to any such tax, mechanics' or other lien).

     SECTION 3.9 Annual Statement as to Compliance. The Issuer shall deliver to
                 ---------------------------------
the Indenture Trustee, with a copy to each of the Rating Agencies, on or before February 1 of each year, beginning February 1, 200 , an Officer's Certificate
                                                  --
signed by an Authorized Officer, dated as of the immediately preceding October 31, stating that:

          (a) a review of the activities of the Issuer during such fiscal year and of performance by the Issuer under this Indenture has been made under such Authorized Officer's supervision; and

          (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has fulfilled in all material respects all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee.

     SECTION 3.10 Consolidation, Merger, etc., of the Issuer; Disposition of
                  ----------------------------------------------------------
Trust Assets.
------------

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and timely payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such merger or consolidation, no Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person for each then outstanding class of Notes;

               (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been completed; and

               (v) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel addressed to the Issuer, each stating:

                    (A) that such consolidation or merger and such supplemental indenture comply with this Section 3.10;

                    (B) that such consolidation or merger and such supplemental indenture shall have no material adverse tax consequence to the Issuer or any Securityholder; and

                    (C) that all conditions precedent herein provided for in
               this Section 3.10 have been complied with, which shall include any filing required by the Exchange Act.

          (b) Except as otherwise expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the Collateral, to any Person, unless:

               (i) the Person that acquires such properties or assets of the Issuer (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State and (B) by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee:

                    (A) expressly assumes the due and punctual payment of the
               principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                    (B) expressly agrees that all right, title and interest so sold, conveyed, exchanged, transferred or otherwise disposed of shall be subject and subordinate to the rights of Noteholders;

                    (C) unless otherwise provided in such supplemental
               indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes; and

                    (D) expressly agrees that such Person (or if a group of
               Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person for each then outstanding class of Notes;

               (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (v) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel addressed to the Issuer, each stating that:

                    (A) such sale, conveyance, exchange, transfer or disposition and such supplemental indenture comply with this Section 3.10;

                    (B) such sale, conveyance, exchange, transfer or disposition and such supplemental indenture have no material adverse tax consequence to the Issuer or to any Noteholders or Certificateholders; and

                    (C) that all conditions precedent herein provided for in
               this Section 3.10 have been complied with, which shall include any filing required by the Exchange Act.

     SECTION 3.11 Successor or Transferee.
                  -----------------------

          (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Securityholders immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and properties stating that the Issuer is to be so released.

     SECTION 3.12 No Other Business. The Issuer shall not engage in any business
                  -----------------
or activity other than acquiring, holding and managing the Collateral and the proceeds therefrom in the manner contemplated by the Basic Documents, issuing the Securities, making payments on the Securities and such other activities that are necessary, suitable, desirable or convenient to accomplish the foregoing or are incidental thereto, as set forth in Section 2.3 of the Trust Agreement. After the end of the Funding Period, the Issuer shall not fund the purchase of any new Receivables.

     SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume,
                  ------------
guarantee or otherwise become liable, directly or indirectly, for any indebtedness for money borrowed other than indebtedness for money borrowed in respect of the Notes or in accordance with the Basic Documents.

     SECTION 3.14 Guarantees, Loans, Advances and Other Liabilities. Except as
                  -------------------------------------------------
contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.15 Servicer's Obligations. The Issuer shall use its best efforts
                  ----------------------
to cause the Servicer to comply with its obligations under Sections 2.17, 3.01 and 3.02 of the Servicing Agreement.

     SECTION 3.16 Capital Expenditures. The Issuer shall not make any
                  --------------------
expenditure (whether by long-term or operating lease or otherwise) for capital assets (either real, personal or intangible property) other than the purchase of the Receivables and other property and rights from the Seller pursuant to the Pooling Agreement.

     SECTION 3.17 Removal of Administrator. So long as any Notes are
                  ------------------------
Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition for each class of Notes then outstanding shall have been satisfied in connection with such removal.

     SECTION 3.18 Restricted Payments. Except for payments of principal or
                  -------------------
interest on or redemption of the Notes, so long as any Notes are Outstanding, the Issuer shall not, directly or indirectly:

          (a)pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise, in each case with respect to any ownership or equity interest or similar security in or of the Issuer or to the Servicer;

          (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security; or

          (c) set aside or otherwise segregate any amounts for any such purpose;

provided, however, that the Issuer may make, or cause to be made, distributions
--------  -------
to the Servicer, the Seller, the Indenture Trustee, the Owner Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose hereunder or under, the Pooling Agreement, the Servicing Agreement, the Trust Agreement or the other Basic Documents. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Basic Documents.

     SECTION 3.19 Notice of Events of Default. The Issuer agrees to give the
                  ---------------------------
Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each Servicer Default under the Servicing Agreement, each default on the part of the Seller of its obligations under the Pooling Agreement, each default on the part of NFC of its obligations under the Purchase Agreement and each default on the part of Harco Leasing under the Lease Purchase Agreement.

     SECTION 3.20 Further Instruments and Acts. Upon request of the Indenture
                  ----------------------------
Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 3.21 Indenture Trustee's Assignment of Administrative Receivables
                  ------------------------------------------------------------
and Warranty Receivables. Upon receipt of the Administrative Purchase Payment or
------------------------
the Warranty Payment with respect to an Administrative Receivable or a Warranty Receivable, as the case may be, the Indenture Trustee shall release to the Servicer or the Warranty Purchaser, as applicable, all of the Indenture Trustee's right, title and interest in and to such repurchased Receivable and the Related Security with respect thereto and any documents relating thereto, and the Servicer or the Warranty Purchaser, as applicable, shall thereupon own such Receivable and the Related Security with respect thereto free of any further obligation to the Indenture Trustee or the Noteholders with respect thereto. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce such Receivable, the Indenture Trustee shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Receivable, including bringing suit in the Indenture Trustee's name or the names of the Securityholders.

     SECTION 3.22 Representations and Warranties by the Issuer to the Indenture
                  -------------------------------------------------------------
Trustee. The Issuer hereby represents and warrants to the Indenture Trustee as
-------
follows:

          (a) Good Title. No Receivable has been sold, transferred, assigned or
              ----------
pledged by the Issuer to any Person other than the Indenture Trustee; immediately prior to the grant of a security interest in the Receivable pursuant to this Indenture, the Issuer had good and marketable title thereto, free of any Lien (except for Permitted Liens); and, upon execution and delivery of this Indenture by the Issuer, the Indenture Trustee shall have all of the right, title and interest of the Issuer in, to and under the Collateral, free of any Lien (except for any Lien which may exist in accessions to the Financed Vehicles not financed by NFC); and

          (b) All Filings Made. All filings necessary under the UCC in any
              ----------------
jurisdiction to give the Indenture Trustee a first priority perfected security interest in the Receivables and, to the extent constituting Code Collateral, the other Collateral shall have been made. The Receivables constitute Code Collateral.

          (c) Series 200 Portfolio Certificate. The Series 200_ Portfolio
              --------------------------------
Certificate has been duly registered in the name of the Indenture Trustee and all other action necessary (including the filing of UCC-1 financing statements) to protect and perfect the Indenture Trustee's security interest in the Collateral now in existence and hereafter acquired or created has been duly and effectively taken.

          (d) Lien of Indenture. This Indenture constitutes a valid and continuing Lien on the Collateral in favor of the Indenture Trustee on behalf of the Noteholders, which Lien will be prior to all other Liens (other than Permitted Liens), will be enforceable as such as against creditors of and purchasers from the Issuer in accordance with its terms, except as such enforceability may be limited by may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and all action necessary to perfect such prior security interest has been duly taken.


                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

     SECTION 4.1 Satisfaction and Discharge of Indenture. This Indenture shall
                 ---------------------------------------
cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange; (ii) substitution of mutilated, destroyed, lost or stolen Notes; (iii) rights of Noteholders to receive payments of principal thereof and interest thereon; (iv) Sections 3.2, 3.3, 3.4, 3.5, 3.8, 3.10, 3.11, 3.12, 3.13, 3.14, 3.16, 3.17, 3.19 and 3.21; (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Sections 4.2 and 4.4); and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, if:

          (a) either:

               (i) all Notes theretofore authenticated and delivered (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

               (ii) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                    (A) have become due and payable,

                    (B) will be due and payable on their respective Final
               Scheduled Distribution Dates within one year, or

                    (C) are to be called for redemption within one year under
               arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer.

and the Issuer, in the case of (A), (B) or (C) of subsection 4.1(a)(2) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Distribution Date for such Notes or the Redemption Date for such Notes (if such Notes are to be called for redemption pursuant to Section 10.1(a)), as the case may be;

          (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

          (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     SECTION 4.2 Application of Trust Money. All monies deposited with the
                 --------------------------
Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Servicing Agreement or by applicable law.

     SECTION 4.3 Repayment of Monies Held by Paying Agent. In connection with
                 ----------------------------------------
the satisfaction and discharge of this Indenture with respect to each class of Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to each such class of Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

     SECTION 4.4 Duration of Position of Indenture Trustee for Benefit of
                 --------------------------------------------------------
Certificateholders. Notwithstanding (i) the earlier payment in full of all
------------------
principal and interest due to the Noteholders under the terms of Notes of each class, (ii) the cancellation of such Notes pursuant to Section 2.8 and (iii) the discharge of the Indenture Trustee's duties hereunder with respect to such Notes, the Indenture Trustee shall continue to act in the capacity as Indenture Trustee hereunder for the benefit of the Certificateholders and the Indenture Trustee, for the benefit of the Certificateholders, shall comply with its obligations under Sections 2.02, 7.02 and 7.03 of the Servicing Agreement, as appropriate, until such time as all distributions in respect of the Certificates have been paid in full.

                                    ARTICLE V
                              DEFAULT AND REMEDIES

     SECTION 5.1 Events of Default. For the purposes of this Indenture, "Event
                 -----------------
of Default" wherever used herein, means any one of the following events:

          (a) failure to pay any interest on any Note as and when the same becomes due and payable, and such default shall continue unremedied for a period of five (5) days; or

          (b) except as set forth in Section 5.1(c), failure to pay any instalment of the principal of any Note as and when the same becomes due and payable, and such default shall continue unremedied for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Issuer and the Seller (or the Servicer, as applicable) by the Indenture Trustee or to the Issuer and the Seller (or the Servicer, as applicable) and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Controlling Class, a written notice specifying such default, demanding that it be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (c) failure to pay in full the outstanding principal balance of any class of Notes by the Final Scheduled Distribution Date for such class; or

          (d) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is specifically dealt with elsewhere in this Section 5.1) which failure materially and adversely affects the rights of the Noteholders, and such default shall continue or not be cured for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Issuer and the Seller (or the Servicer, as applicable) by the Indenture Trustee or to the Issuer and the Seller (or the Servicer, as applicable) and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Controlling Class, a written notice specifying such default, demanding that it be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Owner Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer (other than as Owner Trustee) or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

          (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Owner Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee, within five (5) Business Days after learning of the occurrence thereof, written notice in the form of an Officer's Certificate of any Default under Section 5.1(d), its status and what action the Issuer is taking or proposes to take with respect thereto.

     SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.
                 --------------------------------------------------

          (a) If an Event of Default should occur and be continuing, then and in every such case, unless the principal amount of the Notes shall have already become due and payable, either the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders) setting forth the Event or Events of Default, and upon any such declaration the unpaid principal amount of the Notes together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

          (b) At any time after such declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due thereunder has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences with respect to the Notes; provided, that no such
                                                --------
rescission and annulment shall extend to or affect any subsequent or other Default or impair any right consequent thereto; and provided further, that if
                                                    -------- -------
the Indenture Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason, or such proceedings shall have been determined adversely to the Indenture Trustee, then and in every such case, the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall be restored to their respective former positions and rights hereunder, and all rights, remedies and powers of the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall continue as though no such proceedings had been commenced.

     SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by
                 -------------------------------------------------------
Indenture Trustee.
-----------------

          (a) The Issuer covenants that if there shall occur an Event of Default under Sections 5.1(a), (b) or (c), the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders in accordance with their respective outstanding principal amounts, the entire amount then due and payable on the Notes for principal and interest, with interest through the date of such payment on the overdue principal amount of each class of Notes, at the rate applicable to such class of Notes, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

          (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by applicable law.

          (d) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the entire amount of the unpaid principal and interest owing in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture

          Trustee and each predecessor trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, if the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee, except as a result of negligence or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor trustee and their respective agents and attorneys, shall be applied in accordance with Section 5.4(b).

          (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     SECTION 5.4 Remedies; Priorities.
                 --------------------

          (a) If an Event of Default shall have occurred and be continuing and the Notes have been accelerated under Section 5.2(a), the Indenture Trustee may do one or more of the following (subject to Section 5.5):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then due and payable on the Notes or under this Indenture with respect thereto, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

               (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

               (iv) sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law or elect to have the Issuer maintain possession of the Collateral, including the Receivables included therein and continue to apply collections on such Receivables as if there had been no declaration of acceleration; provided,
                                                               --------
          however, that the Indenture Trustee may not sell or otherwise
          -------
          liquidate the Collateral following an Event of Default and acceleration of the Notes, unless (A) the Holders of all of the aggregate Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full the principal of and the accrued interest on the Notes, in each case as of the date of such sale or liquidation or (C) (i) there has been an Event of Default under
          Section 5.1(a), (b) or (c) or otherwise arising from a failure to make a required payment of principal on any Notes, (ii) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as and when they would have become due if the Notes had not been declared due and payable and (iii) the Indenture Trustee obtains the consent of Holders of a majority of the aggregate Outstanding Amount of the Controlling Class. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Inde-pendent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out or deposit such money or property in the following order:

               FIRST: to the Indenture Trustee for amounts due under Section 6.7; and

               SECOND: to the Collection Account, for distribution pursuant to
          Section 4.02 of the Pooling Agreement and Section 8.2(c) of this Indenture.

     SECTION 5.5 Optional Preservation of the Collateral. If the Notes have been
                 ---------------------------------------
declared to be due and payable under Section 5.2(a) following an Event of Default and such declaration and its consequences have not been rescinded and annulled in accordance with Section 5.2(b), the Indenture Trustee may, but need not, elect to take and maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Collateral. In determining whether to take and maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

     SECTION 5.6 Limitation of Suits. No Holder of any Note shall have any right
                 -------------------
to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holders of not less than 25% of the Outstanding Amount of the Controlling Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

               (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

               (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Controlling Class;

it being understood and intended that no Holder or Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable (on the basis of the respective aggregate amount of principal and interest, respectively, due and unpaid on the Notes held by each Noteholder) and common benefit of all Noteholders. For the protection and enforcement of the provisions of this
Section 5.6, each and every Noteholder shall be entitled to such relief as can be given either at law or in equity.

          If the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Controlling Class, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and
                 ------------------------------------------------------------
Interest. Notwithstanding any other provisions in this Indenture, the Holder of
--------
any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, if applicable, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or
                 ----------------------------------
any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally to their respective former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein
                 ------------------------------
conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the
                  ------------------------------
Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     SECTION 5.11 Control by Noteholders. The Holders of a majority of the
                  ----------------------
Outstanding Amount of the Controlling Class shall, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Indenture Trustee, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:
                       --------  -------

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by the Holders of Notes representing 100% of the Outstanding Amount of the Notes;

               (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to Section 5.5, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Collateral shall be of no force and effect; and

               (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not
--------  -------
take any action that it determines might cause it to incur any liability (a) with respect to which the Indenture Trustee shall have reasonable grounds to believe that adequate indemnity against such liability in not assured to it and
(b) which might materially adversely affect the rights of any Noteholders not consenting to such action.

     SECTION 5.12 Waiver of Past Defaults.
                  -----------------------
          (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2(a), the Holders of not less than a majority of the Outstanding Amount of the Controlling Class may waive any past Default and its consequences except a Default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to or affect any subsequent or other Default or impair any right consequent thereto.

          (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to or affect any subsequent or other Default or impair any right consequent thereto.

     SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree,
                  ---------------------
and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to:

          (a) any Proceeding instituted by the Indenture Trustee;

          (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Controlling Class; or

          (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer, covenants (to
                  --------------------------------
the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may adversely affect the covenants or the performance of this Indenture. The Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.15 Action on Notes. The Indenture Trustee's right to seek and
                  ---------------
recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

     SECTION 5.16 Performance and Enforcement of Certain Obligations.
                  --------------------------------------------------
          (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller of its obligations to the Issuer under or in connection with the Pooling Agreement and the Purchase Agreement, by the Servicer of its obligations to the Issuer under or in connection with the Servicing Agreement, by NFC of its obligations under or in connection with the Lease Purchase Agreement and the Purchase Agreement, by Harco Leasing of its obligation under or in connection with the Lease Purchase Agreement or any other party to a Titling Trust Document of its obligations under or in connection with such Titling Trust Document in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Pooling Agreement, the Servicing Agreement, the Purchase Agreement, the Lease Purchase Agreement and the Titling Trust Documents to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Servicer, NFC, Harco Leasing or any other party to a Titling Trust Document thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Servicer, NFC, Harco Leasing or any other Party to a Titling Trust Document of each of their respective obligations under the Pooling Agreement, the Servicing Agreement, the Purchase Agreement, Lease Purchase Agreement and the Titling Trust Documents.

          (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Outstanding Amount of the Controlling Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller under or in connection with the Pooling Agreement and the Purchase Agreement, the Servicer under or in connection with the Servicing Agreement, NFC under or in connection with the Lease Purchase Agreement and the Purchase Agreement, Harco Leasing under or in connection with the Lease Purchase Agreement or any party to a Titling Trust Document under or in connection with such Titling Trust Document, including the right or power to take any action to compel or secure performance or observance by the Seller, the Servicer, NFC, Harco Leasing or such party of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Pooling Agreement, the Servicing Agreement, the Purchase Agreement, the Lease Purchase Agreement and the Titling Trust Documents, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

     SECTION 6.1 Duties of Indenture Trustee.
                 ---------------------------

          (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, the Pooling Agreement and the Servicing Agreement and no implied covenants or obligations shall be read into this Indenture, the Pooling Agreement, the Servicing Agreement or any other Basic Document against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture
                                          --------  -------
          Trustee shall examine the certificates and opinions to determine whether or not they conform to any applicable requirements of this Indenture.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

               (i) this Section 6.1(c) does not limit the effect of Section 6.1(b);

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

          (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Servicing Agreement.

          (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (g) The Indenture Trustee shall reimburse the Seller and any director, officer, employee or agent of the Seller for any contractual damages, liability or expense incurred by reason of the Indenture Trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of its duties under any of the Further Transfer and Servicing Agreements, or by reason of reckless disregard of its obligations and duties under any of the Further Transfer and Servicing Agreements.

          (h) Every provision of this Indenture relating to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

     SECTION 6.2 Rights of Indenture Trustee.
                 ---------------------------

          (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate from the Issuer or an Opinion of Counsel that such action or omission is required or permissible hereunder. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does
                  --------  -------
not constitute wilful misconduct, negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     SECTION 6.3 Indenture Trustee May Own Notes. The Indenture Trustee in its
                 -------------------------------

individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Servicer or any of their respective Affiliates with the same rights it would have if it were not Indenture Trustee; provided, however, that the Indenture Trustee shall comply with Sections 6.10
--------  -------
and 6.11. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.

     SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not
                 ------------------------------

be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     SECTION 6.5 Notice of Defaults. If a Default occurs and is continuing and
                 ------------------

if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 30 days after such Responsible Officer obtained knowledge of such Default. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     SECTION 6.6 Reports by Indenture Trustee to Holders. The Indenture Trustee
                 ---------------------------------------

shall deliver to each Noteholder the information and documents set forth in
Article VII, and, in addition, all such information with respect to the Notes as may be required, as specified by the Servicer, to enable such Holder to prepare its federal and state income tax returns.

     SECTION 6.7 Compensation; Indemnity.
                 -----------------------

          (a) The Issuer shall cause the Servicer pursuant to the Servicing Agreement to pay to the Indenture Trustee from time to time such compensation for its services as shall be agreed upon in writing. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer pursuant to the Servicing Agreement to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall cause the Servicer pursuant to the Servicing Agreement to indemnify the Indenture Trustee in accordance with Section 6.05 of the Servicing Agreement.

          (b) The Issuer's obligations to the Indenture Trustee pursuant to this
Section 6.7 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(e) or (f) the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     SECTION 6.8 Replacement of Indenture Trustee.
                 --------------------------------

          (a) The Indenture Trustee may at any time give notice of its intent to resign by so notifying the Issuer; provided, however, that no such resignation
                                   --------  -------
shall become effective and the Indenture Trustee shall not resign prior to the time set forth in Section 6.8(c). The Holders of a majority in Outstanding Amount of the Controlling Class may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. Such resignation or removal shall become effective in accordance with Section 6.8(c). The Issuer shall remove the Indenture Trustee if:

               (i) the Indenture Trustee fails to comply with Section 6.11;

               (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

               (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (iv) the Indenture Trustee otherwise becomes incapable of acting.

          (b) If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint and designate a successor Indenture Trustee.

          (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment and designation to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders and to each of the Rating Agencies. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          (d) If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee gives notice of its intent to resign or is removed, the retiring Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Controlling Class may petition any court of competent jurisdiction for the appointment and designation of a successor Indenture Trustee.

          (e) If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          (f) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under Section 6.7 and the Servicer's corresponding obligations under the Servicing Agreement shall continue for the benefit of the retiring Indenture Trustee.

     SECTION 6.9 Merger or Consolidation of Indenture Trustee.
                 --------------------------------------------

          (a) Any Person into which the Indenture Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee under this Indenture; provided,
                                                                      --------
however, that such Person shall be eligible under the provisions of Section
-------
6.11, without the execution or filing of any instrument or any further act on the part of any of the parties to this Indenture, anything in this Indenture to the contrary notwithstanding. Following such merger or consolidation, the successor Indenture Trustee shall mail a notice of such merger or consolidation to each of the Rating Agencies.

          (b) If at the time such successor or successors by merger or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Notes or herein with respect to the certificate of authentication of the Indenture Trustee.

     SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture
                 ----------------------------------------------------------
Trustee.
-------

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral or any Financed Vehicle may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and (only to the extent expressly provided herein) the Certificateholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 6.11 Eligibility; Disqualification.
                  -----------------------------
          (a) The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and (unless waived by Moody's) it shall have a long term unsecured debt rating of Baa3 or better by Moody's. The Indenture Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded
                                --------  -------
from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

          (b) If a Default occurs and is continuing, and the Indenture Trustee is deemed to have a conflicting interest as a result of acting as trustee for both the Class A Notes and the Class B Notes, the Issuer shall appoint a successor Indenture Trustee for one or both of such classes, so that there will be separate Indenture Trustees for the Class A Notes and the Class B Notes. No such event shall alter the voting rights of the Class A Noteholders or Class B Noteholders under this Indenture or any other Basic Document. However, so long as any amounts remain unpaid with respect to the Class A Notes, only the Indenture Trustee for the Class A Noteholders will have the right to exercise remedies under this Indenture (but subject to the express provisions of Section
5.4 and to the right of the Class B Noteholders to receive their share of any proceeds of enforcement, subject to the subordination of the Class B Notes to the Class A Notes as described herein) to make deposits to and withdrawals from the Designated Accounts, hold Designated Account Property and to make distributions to Noteholders from the Note Distribution Account. Upon repayment of the Class A Notes in full, all rights to exercise remedies under the Indenture will transfer to the Indenture Trustee for the Class B Notes.

          (c) In the case of the appointment hereunder of a successor Indenture Trustee with respect to any class of Notes, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such class of Notes shall execute and deliver an indenture supplemental hereto wherein the successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the retiring Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

     SECTION 6.12 Preferential Collection of Claims Against Issuer. The
                  ------------------------------------------------
Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

     SECTION 6.13 Representations and Warranties of Indenture Trustee. The
                  ---------------------------------------------------
Indenture Trustee represents and warrants as of the Closing Date that:

          (a) the Indenture Trustee is a                        duly organized,
                                         -----------------------
validly existing and in good standing under the laws of the State of and the eligibility requirements set forth in Section 6.11
------------------
are satisfied with respect to the Indenture Trustee;

          (b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

          (c) the execution, delivery and performance by the Indenture Trustee of this Indenture (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the Indenture Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Indenture Trustee or
(iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Collateral pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Indenture Trustee's performance or ability to perform its duties under this Indenture or on the transactions contemplated in this Indenture;

          (d) the execution, delivery and performance by the Indenture Trustee of this Indenture shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Indenture Trustee; and

          (e) this Indenture has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid and binding agreement of the Indenture Trustee, enforceable in accordance with its terms.

     SECTION 6.14 Indenture Trustee May Enforce Claims Without Possession of
                  ----------------------------------------------------------
Notes. All rights of action and claims under this Indenture or the Notes may be
-----
prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders and (only to the extent expressly provided herein) the Certificateholders in respect of which such judgment has been obtained.

     SECTION 6.15 Suit for Enforcement. If an Event of Default shall occur and
                  --------------------
be continuing, the Indenture Trustee in its discretion may, subject to the provisions of Section 6.1, proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by a Proceeding whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or the Noteholders.

     SECTION 6.16 Rights of Noteholders to Direct Indenture Trustee. Holders of
                  -------------------------------------------------
Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided, however, that subject to Section 6.1, the Indenture Trustee shall have
--------  -------
the right to decline to follow any such direction if the Indenture Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided, further, that nothing in this
                                   --------  -------
Indenture shall impair the right of the Indenture Trustee to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Noteholders.

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.1 Issuer To Furnish Indenture Trustee Names and Addresses of
                 ----------------------------------------------------------
Noteholders. The Issuer shall furnish or cause to be furnished by the Servicer
-----------
to the Indenture Trustee (a) not more than five days before each Distribution Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of the close of business on the Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 14 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the
                                          --------  -------
Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     SECTION 7.2 Preservation of Information, Communications to Noteholders.
                 ----------------------------------------------------------

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

     SECTION 7.3 Reports by Issuer.
                 -----------------
          (a) The Issuer shall:

               (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on October 31 of each year.

     SECTION 7.4 Reports by Indenture Trustee. If required by TIA Section
                 ----------------------------
313(a), within 60 days after each February 1, beginning with February 1, 200_, the Indenture Trustee shall mail to each

Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). A copy of any report delivered pursuant to this
Section 7.4(a) shall, at the time of its mailing to Noteholders, be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.1 Collection of Money. Except as otherwise expressly provided
                 -------------------
herein or in the other Basic Documents, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Servicing Agreement. Except as otherwise expressly provided in this Indenture or in Article II of the Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     SECTION 8.2 Designated Accounts; Payments.
                 -----------------------------

          (a) On or before each Determination Date, with respect to the preceding Monthly Period and the related Distribution Date, the Servicer shall calculate the Total Available Amount, Collected Amount, the Total Servicing Fee, the Aggregate Class A Noteholders' Interest Distributable Amount, the Class B Noteholders' Interest Distributable Amount, the Principal Payment Amount, the Noteholders' Principal Distributable Amount and all other amounts required to determine the amounts to be deposited in or paid from each of the Collection Account, the Pre-Funding Account, the Negative Carry Account, the Note Distribution Account, the Certificate Distribution Account and the Reserve Account on the next succeeding Distribution Date and supply such information to the Issuer and the Indenture Trustee.

          (b) On or before each Transfer Date, the Indenture Trustee shall cause to be made the following withdrawals, deposits, transfers and distributions in the amounts set forth in the Servicer's Certificate delivered to the Indenture Trustee pursuant to Section 2.17 of the Servicing Agreement:

               (i) from the Collection Account to the Servicer, in immediately available funds, reimbursement of Outstanding Monthly Advances pursuant to Section 2.14 of the Servicing Agreement, payments of Liquidation Expenses with respect to Receivables which became Liquidating Receivables during the related Monthly Period pursuant to Section 2.04 of the Servicing Agreement and any unpaid Liquidation Expenses from prior periods;

               (ii) from the Pre-Funding Account to the Collection Account, the Investment Earnings on the Pre-Funding Account for the related Monthly Period;

               (iii) from the Negative Carry Account to the Collection Account, the Negative Carry Amount for such Distribution Date; and

               (iv) from the Reserve Account to the Collection Account, the lesser of (A) the amount of cash or other immediately available funds therein on the day preceding such Distribution Date and (B) the amount, if any, by which (I) the sum of the Total Servicing Fee, the Aggregate Class A Noteholders' Interest Distributable Amount, the Class B Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount exceeds (II) the sum of the Collected Amount for such Distribution Date plus the amounts deposited to the Collection Account on such date pursuant to Sections 8.2(b)(ii) and 8.2(b)(iii).

          (c) Before 12:00 noon, New York City time, on each Transfer Date, the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered to the Indenture Trustee pursuant to Section 2.17 of the Servicing Agreement) shall make the following distributions from the Collection Account (after the withdrawals, deposits and transfers specified in Section 8.2(b) have been made) in the following order of priority:

               (i) first, to the Servicer, to the extent of the Total Available Amount, the Total Servicing Fee;

               (ii) second, to the Note Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clause (c) (i) above), the Aggregate Class A Noteholders' Interest Distributable Amount;

               (iii) third, to the Note Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (c) (i) and (ii) above), the Class B Noteholders' Interest Distributable Amount;

               (iv) fourth, to the Note Distribution Account, to the extent of the Total Available Amount (as such amount has been reduced by the distributions described in clauses (c) (i), (ii) and (iii) above), the Noteholders' Principal Distributable Amount; and

               (v) fifth, to the Reserve Account, any portion of the Total Available Amount remaining after the distributions described in clauses (c) (i) through (iv), inclusive, above.

          (d) On each Distribution Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account, other than amounts deposited in the Note Distribution Account pursuant to Section 8.11(b) and subject to the Certificateholder's rights under Section 8.6 to Investment Earnings, to the Noteholders to the extent of amounts due and unpaid on the Notes for principal and interest, in the following amounts, and in the following order of priority:

               (i) (A) first, to accrued and unpaid interest on the Class A Notes; provided, however, that if there are not sufficient funds in
                 --------  -------
          the Note Distribution Account to pay the entire amount of accrued and unpaid interest then due on the Class A Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest on each Note of each class of the Class A Notes pro rata on the basis of the respective aggregate amount of interest due on each such class of Class A Notes; and (B) second, unless otherwise provided in clause
          (iv) below, to accrued and unpaid interest on the Class B Notes; provided, however, that if there are not sufficient funds in the Note
          --------  -------
          Distribution Account (after the payment of all accrued and unpaid interest on the Class A Notes) to pay the entire amount of accrued and unpaid interest then due on the Class B Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest on each of the Class B Notes pro rata on the basis of the aggregate amount of interest due on each such Class B Note;

               (ii) unless otherwise provided in clause (iii), (iv) or (v) below, the Principal Payment Amount shall be applied on each Distribution Date, as follows:

                    (A) first, 100% of the Principal Payment Amount shall be
               applied to pay the principal of the Class A-1 Notes until the Class A-1 Notes are paid in full;

                    (B) thereafter,      % of the Principal Payment Amount (in
                                    -----
               the case of the Distribution Date on which the Class A-1 Notes
               are paid in full,      % of the remaining Principal Payment
                                 -----
               Amount) shall be applied to pay the principal of the other Class A Notes (all of which shall be applied to pay the principal of the Class A-2 Notes until paid in full, then shall be applied to pay the principal of the Class A-3 Notes until paid in full, and then shall be applied to pay the principal of the Class A-4 Notes
               until paid in full) and     % of the Principal Payment Amount (in
                                       ----
               the case of the Distribution Date on which the Class A-1 Notes
               are paid full,     % of the remaining Principal Payment Amount)
                              ----
               shall be applied to pay the principal of the Class B Notes until the Class A Notes are paid in full; and

                    (C) thereafter, 100% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A Notes are paid in full, the remaining Principal Payment Amount) to the Class B Notes until the Class B Notes are paid in full;

               (iii) if the amount on deposit in the Reserve Account on any Distribution Date would be, after giving effect to the application of the Principal Payment Amount in accordance with the foregoing
          priorities, less than     % of the Initial Aggregate Receivables
                                ----
          Balance, then on each Distribution Date thereafter until either the Class A Notes are paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account Balance, 100% of the Principal Payment Amount shall be applied on each Distribution Date to pay the principal of the Class A Notes (all of which shall be applied to pay the principal of the Class A-1 Notes until paid in full, then shall be applied to pay the principal of the Class A-2 Notes until paid in full, then shall be applied to pay the principal of Class A-3 Notes until paid in full, and then shall be applied to pay the principal of the Class A-4 Notes until paid in full). When principal payments on the Class B Notes resume in accordance with the preceding sentence, the Principal Payment Amount for such Distribution Date shall be applied in accordance with Section 8.2(d)(ii) hereof until the Class A Notes have been paid in full, and thereafter 100% of the Principal Payment Amount for such Distribution Date shall be applied to pay the principal of the Class B Notes until the Class B Notes are paid in full;

               (iv) if the Notes have been declared immediately due and payable as provided in Section 5.2(a) following the occurrence of an Event of Default specified in Section 5.1(a), (b) or (c) until such time as the Class A Notes have been paid in full and this Indenture has been discharged with respect to the Class A Notes any amounts remaining in the Note Distribution Account after the application described in
          Section 8.2(d)(i)(A) shall be applied in the following priority: (1) to the repayment of principal of each of the Class A-1 Notes pro rata on the basis of the respective unpaid principal amount of each such Class A-1 Note; (2) to the repayment of principal of each of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes pro rata on the basis of the respective unpaid principal amount of each such Class A Note; (3) to the repayment of interest on each of the Class B Notes pro rata on the basis of the amount of interest due and unpaid on each such Class B Note and (4) to the repayment of principal on each of the Class B Notes pro rata on the basis of the respective unpaid principal amount of each such Class B Note; and

               (v) if the Notes have been declared immediately due and payable as provided in Section 5.2(a) following the occurrence of an Event of Default specified in Section 5.1(d), (e) or (f), 100% of the Principal Payment Amount shall be applied on each Distribution Date to the payment of principal of the Class A-1 Notes on the basis of the respective unpaid principal balance of each such Class A-1 Note, thereafter 100% of the Principal Payment Amount shall be applied on each Distribution Date to the payment of principal of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes pro rata on the basis of the respective unpaid principal amount of each such Class A Note, and, thereafter, 100% of the Principal Payment Amount shall be applied on each Distribution Date to the payment of principal of the Class B Notes pro rata on the basis of the respective unpaid principal amount of each such Class B Note.

          (e) Subject to Sections 8.2(d)(iii), (iv) and (v), on the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the Distribution Date following the end of the Funding Period), the Indenture Trustee shall apply any and all amounts deposited into the Note Distribution Account pursuant to Section 8.11(b) (other than Noteholders' Prepayment Premium) to the repayment of principal on the Notes in accordance with the priorities set forth in Section 8.2(d)(ii); provided, however, that if the Pre-Funded Amount as of the end of the Funding Period is greater than $100,000, the Indenture Trustee shall apply such amounts to the repayment of principal of each Class of Notes pro rata on the basis of the respective initial principal amount of each such Class of Notes, as instructed by the Servicer in writing.

          (f) On the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period), the Indenture Trustee shall distribute to the Noteholders the Noteholders' Prepayment Premiums deposited in the Note Distribution Account, as instructed by Servicer in writing pursuant to Section 8.11(b); provided, however, if less than the required
                             --------  -------
Noteholders' Prepayment Premium for all classes of Notes has been deposited into the Note Distribution Account, the amount distributable to the holders of each class of Notes shall be their ratable share of the amount so deposited into the Note Distribution Account based upon the amount of Noteholders' Prepayment Premium due with respect to each class of Notes. In either case, the Indenture Trustee shall distribute the Noteholders' Prepayment Premium allocated to each class of Notes to the Noteholders of such class of Notes pro rata on the basis of the unpaid principal amount of such Noteholder's Notes of such class, as instructed by the Servicer in writing.

          SECTION 8.3 General Provisions Regarding Accounts.
                      -------------------------------------

          (a) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Designated Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (b) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Designated Accounts to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Servicer and the Indenture Trustee) on any Business Day; or (ii) a Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2(a), or, if such Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the Collateral are being applied in accordance with Section 5.5 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Designated Accounts in one or more Eligible Investments selected by the Indenture Trustee.

     SECTION 8.4 Release of Collateral.
                 ---------------------

          (a) Subject to the payment of its fees and expenses pursuant to
Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property in the Collateral from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee pursuant to Section 6.7 have been paid, notify the Issuer thereof in writing and upon receipt of an Issuer Request, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Note Distribution Account. The Indenture Trustee shall (i) release any remaining portion of the Collateral that secured the Certificates from the lien of this Indenture and
(ii) deposit in the Certificate Distribution Account any funds then on deposit in the Reserve Account or the Collection Account only at such time as (y) there are no Notes Outstanding and (z) all sums due to the Indenture Trustee pursuant to Section 6.7 have been paid.

     SECTION 8.5 Opinion of Counsel. The Indenture Trustee shall receive at
                 ------------------
least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action shall not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such
                                                   --------  -------
Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

     SECTION 8.6 Investment Earnings and Supplemental Servicing Fees. The
                 ---------------------------------------------------
Servicer shall be entitled to retain all Supplemental Servicing Fees. Except as otherwise provided in Section 2.02(b)(i) of the Servicing Agreement, the Certificateholders (via the Certificate Distribution

Account or such other account as shall be designated in writing by the Certificateholders to the Servicer) shall be entitled to receive all Investment Earnings (other than Investment Earnings from amounts on deposit in the Pre-Funding Account), when and as paid without any obligation to (a) either Trustee, (b) with respect to the Supplemental Servicing Fees, the Certificateholders or (c) with respect to the Investment Earnings, the Servicer, in respect thereof. The Servicer will not have any obligation to deposit any such amount in any account established hereunder. To the extent that any such amount shall be held in any account (other than, with respect to amounts to be distributed to the Certificateholders, the Certificate Distribution Account) held by either Trustee, or otherwise established hereunder, such amount will be withdrawn therefrom and paid to the Servicer or deposited in the Certificate Distribution Account for distribution to the Certificateholders, as applicable, upon presentation of a certificate signed by a Responsible Officer of such Person setting forth, in reasonable detail, the amount of such Supplemental Servicing Fees or such Investment Earnings, respectively.

     SECTION 8.7 Net Deposits. At any time that (i) NFC shall be the Servicer
                 ------------
and (ii) the Servicer shall be permitted by Section 2.12 of the Servicing Agreement to remit collections on a basis other than a daily basis, the Indenture Trustee may make any remittances pursuant to this Article VIII net of amounts to be distributed by the Indenture Trustee to such remitting party. Nonetheless, shall account for all of the above described remittances and distributions as if the amounts were deposited and/or transferred separately.

     SECTION 8.8 Statements to Securityholders.
                 -----------------------------

          (a) On each Distribution Date, the Issuer shall include with each distribution to each Certificateholder, and the Indenture Trustee shall include with each distribution to each Noteholder, a statement (which statement shall also be provided to the Rating Agencies) based on (subject to the last sentence of this paragraph (a)) information in the Servicer's Certificate furnished pursuant to Section 2.17 of the Servicing Agreement. Each such statement shall set forth the following information as to the Notes with respect to such Distribution Date or the preceding Monthly Period, as applicable:

               (i) the amount of the distribution allocable to interest on or with respect to each class of Notes;

               (ii) the Aggregate Receivables Balance as of the close of business on the last day of such Monthly Period;

               (iii) the amount of Outstanding Monthly Advances with respect to all Receivables on such Distribution Date;

               (iv) the amount of the Total Servicing Fee paid or payable to the Servicer with respect to the related Monthly Period;

               (v) the amount of Aggregate Losses for the related Monthly
          Period;

               (vi) the Delinquency Percentage for the related Monthly Period;

               (vii) the sum of all Administrative Purchase Payments and all Warranty Payments made for the related Monthly Period;

               (viii) the amount of the distribution allocable to principal of each class of Notes;

               (ix) the Note Principal Balance and the Note Pool Factor for each class of Notes, each after giving effect to all payments reported under (viii) above on such date;

               (x) the amounts, if any, paid to the Servicer or distributed to Noteholders from amounts on deposit in the Reserve Account plus amounts in respect thereof to be distributed to each class of Noteholders as a prepayment of principal (expressed as a dollar amount per $1,000 of the face amount of the Notes);

               (xi) the amount of the Class A Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall and the Class B Noteholders' Interest Carryover Shortfall if any, and the change in such amounts from the preceding Distribution Date;

               (xii) the balance (if any) of the Reserve Account on such date, after giving effect to distributions, withdrawals, transfers and deposits made on such date, and the change in such balance from that of the prior Distribution Date;

               (xiii) the Negative Carry Amount and the balance, if any, of the Negative Carry Account on such date, after giving effect to the withdrawals made on such date;

               (xiv) for Distribution Dates during the Funding Period, the Starting Receivables Balance of all Subsequent Receivables transferred to the Issuer since the preceding Distribution Date, the remaining Pre-Funded Amount and the Investment Earnings on amounts on deposit in the Pre-Funding Account (if any) for the related Monthly Period; and

               (xv) for the first Distribution Date occurring on or after the last day of the Funding Period, the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Receivables.

Each amount set forth pursuant to clauses (i), (iv), (viii), (x) and (xi) above shall be expressed as a dollar amount per $1,000 of initial Note Principal Balance. In lieu of preparing and delivering a separate statement to Securityholders pursuant to this Section, a Trustee may deliver a copy of the Servicer's Certificate furnished pursuant to Section 2.17 of the Servicing Agreement.

          (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Servicer shall prepare and execute and the Indenture Trustee and the Owner Trustee shall mail to each Person who at any time during such calendar year shall have been a holder of Notes or Certificates, respectively, and received any payments thereon, a statement prepared and supplied by the Servicer containing the amounts set forth in each of clauses (i), (iv), (viii), (x) and
(xi) in paragraph (a) above, for such calendar year or, if such Person shall have been a Securityholder during a portion of such calendar year and received any payments thereon, for the applicable portion of such year, for the purposes of such Securityholder's preparation of federal income tax returns.

     SECTION 8.9 Designated Accounts. On or prior to the Closing Date, the
                 -------------------
Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Securityholders, the Designated Accounts as provided in Section 2.02 of the Servicing Agreement.

     SECTION 8.10 Reserve Account.
                  ---------------

          (a) On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account. The Reserve Account shall be the property of the Issuer, subject to the rights of the Indenture Trustee in the Reserve Account Property.

          (b) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) exceeds the Specified Reserve Account Balance for such Distribution Date, the Indenture Trustee shall, upon receipt of instruction from the Servicer, deposit into the Certificate Distribution Account an amount equal to any such excess for distribution to the Certificateholders or upon the order of the Certificateholders in an account designated in writing by the Certificateholders to the Servicer.

          (c) If the Servicer, pursuant to Section 2.14 of the Servicing Agreement, determines on any Determination Date that it is required to make a Monthly Advance and does not do so from its own funds, the Indenture Trustee shall, upon receipt of instructions from the Servicer, withdraw funds from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 2.14 of the Servicing Agreement for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Monthly Advances to the Collection Account, and the Servicer shall within two Business Days replace any funds in the Reserve Account so used. The Servicer shall not be entitled to reimbursement for any such deemed

Monthly Advances unless and until the Servicer shall have replaced such funds in the Reserve Account.

     SECTION 8.11 Pre-Funding Account.
                  -------------------

          (a) On the Closing Date, the Seller shall deposit in the Pre-Funding
Account $               from the net proceeds of the sale of the Notes. On each
         --------------
Subsequent Transfer Date, the Indenture Trustee shall, upon receipt of instructions from the Servicer, withdraw from the Pre-Funding Account an amount equal to (i) the aggregate Starting Receivables Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date less the Reserve Account Subsequent Transfer Deposit with respect to such Subsequent Transfer Date and distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02(b) of the Pooling Agreement with respect to such transfer, and (ii) the Reserve Account Subsequent Transfer Deposit with respect to such Subsequent Transfer Date and, on behalf of the Seller, deposit such amount in the Reserve Account.

          (b) If the Pre-Funded Amount has not been reduced to zero on or prior to the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period), the Indenture Trustee shall, upon receipt of instructions from the Servicer, transfer from the Pre-Funding Account on such Distribution Date any amount then remaining in the Pre-Funding Account to the Note Distribution Account and, if such amount is greater than $100,000 the Issuer will deposit into the Note Distribution Account an amount equal to the aggregate of Noteholders' Prepayment Premiums for all classes of Notes; provided, however, that the Issuer's obligation to pay the Noteholders'
--------  -------
Prepayment Premiums shall be limited to funds which are received by the Issuer from the Seller pursuant to Section 2.02(c) of the Pooling Agreement as liquidated damages for the failure to deliver the Subsequent Receivables, and no other assets of the Issuer will be available for making such payments. If the amount of funds available for payment of the Noteholders' Prepayment Premiums is less than the sum of the Noteholders' Prepayment Premium for each class of Notes, then the available funds will be allocated among each class of Notes in accordance with the Pre-Funded Percentage for such class of Notes.

     SECTION 8.12 Negative Carry Account.
                  ----------------------

          (a) On the Closing Date, the Seller shall deposit in the Negative
Carry Account $             (the "Negative Carry Account Initial Deposit") from
               ------------
the net proceeds of the sale of the Notes. On or before the Transfer Date preceding each Distribution Date occurring on or prior to the first Distribution Date that occurs on or after the end of the Funding Period, the Indenture Trustee shall, upon receipt of instructions from the Servicer, withdraw from the Negative Carry Account and deposit into the Collection Account an amount equal to the Negative Carry Amount for such Distribution Date.

          (b) On each Distribution Date during the Funding Period, the Indenture Trustee shall, upon receipt of instructions from the Servicer, withdraw from the Negative Carry Account an amount equal to the excess, if any, of the amount on deposit in the Negative Carry Account over the Required Negative Carry Account Balance and deposit it (i) in the Certificate Distribution Account for distribution to the Certificateholders or (ii) upon the order of the Certificateholders in an account designated in writing by the Certificateholders to the Servicer, and on the Distribution Date on or immediately following the last day of the Funding Period, the Indenture Trustee shall, upon receipt of instructions from the Servicer, withdraw from the Negative Carry Account the amount remaining on deposit in the Negative Carry Account and deposit it in the Certificate Distribution Account for distribution to the Certificateholders or upon the order of the Certificateholders in an account designated in writing by the Certificateholders to the Servicer.

     SECTION 8.13 Sale of Assets; Termination.
                  ---------------------------

          (a) Upon any sale or other disposition of the assets of the Collateral pursuant to Article V of the Indenture (an "Event of Default Sale"), the
                                            ---------------------
Indenture Trustee, based on information supplied by the Servicer, shall deposit the proceeds from such disposition after all payments and reserves therefrom have been made or the amount specified in clause SECOND of Section 5.4(b) (the "Event of Default Proceeds") in the Collection Account. On the Transfer Date on
 -------------------------
which the Event of Default Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on that Transfer Date, on the Transfer Date immediately following such deposit), the Indenture Trustee, based on information supplied by the Servicer, shall make the following deposits (after the application on the Transfer Date of the Collected Amount and funds on deposit in the Reserve Account pursuant to Sections 8.2 and 8.10) from the Event of Default Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence) in the following priority:

               (i) to the Note Distribution Account, any portion of the Aggregate Class A Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on the Transfer Date;

               (ii) if such Event of Default Sale results from the occurrence of an Event of Default specified in Section 5.1(a), (b) or (c), to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class A Notes (after giving effect to the reduction in the Aggregate Note Principal Balance to result from the deposits made in the Note Distribution Account on the Transfer Date and on each prior Transfer Date);

               (iii) to the Note Distribution Account, any portion of the Class B Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on the Transfer Date;

               (iv) if such Event of Default Sale does not result from the circumstances specified in Section 8.13(a)(ii), to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class A Notes (after giving effect to the reduction in the Aggregate Note Principal Balance to result from the deposits made in the Note Distribution Account on the Transfer Date and on each prior Transfer Date); and

               (v) to the Note Distribution Account, an amount equal to the Note Principal Balance of the Class B Notes (after giving effect to the reduction therein to result from the deposits made in the Note Distribution Account on the day preceding such Distribution Date and on the Transfer Date and on each prior Transfer Date).

Subject to the Section 2.02(b) of the Servicing Agreement, any investments on deposit in the Reserve Account which shall not mature on or before the day preceding such Distribution Date shall be sold by the Indenture Trustee at such time as shall result in the Indenture Trustee receiving the proceeds from such sale not later than the Transfer Date. Any Event of Default Proceeds remaining after the deposits described above shall be deposited into the Certificate Distribution Account for distribution to the Certificateholders.

          (b) Notice of any termination of the Trust shall be given by the Servicer to each Trustee as soon as practicable after the Servicer has received notice thereof.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

     SECTION 9.1 Supplemental Indentures Without Consent of Noteholders.
                 ------------------------------------------------------

          (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture;

               (ii) to evidence the succession, in compliance with Section 3.11 and the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

               (iii) to add to the covenants of the Issuer for the benefit of the Securityholders, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity or to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein, in any supplemental indenture or in any other Basic Document;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor or additional Indenture Trustee with respect to the Notes or any class thereof and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA, and the Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to the Rating Agencies, at any time and from time to time enter into one or more indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an
           --------  -------
Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

     SECTION 9.2 Supplemental Indentures With Consent of Noteholders.
                 ---------------------------------------------------

          (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Controlling Class, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such
                                         --------  -------
supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

               (i) change the due date of any instalment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate applicable thereto, or the Redemption Price with respect thereto, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

               (ii) reduce the percentage of the Outstanding Amount of the Controlling Class, the consent of the Holders of which is required for
          (a) any such supplemental indenture, (b) any waiver of compliance with certain provisions of this Indenture, certain defaults hereunder and their consequences as provided for in this Indenture or (c) any action described in Sections 2.12, 3.7(e), 5.2, 5.6, 5.11, 5.12(a), 6.8, or
          6.16;

               (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

               (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to sell or liquidate the Collateral pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the Outstanding Notes;

               (v) modify any provision of this Section 9.2 to decrease the required minimum percentage necessary to approve any amendments to any provisions of this Indenture or any of the Basic Documents;

               (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation), or modify or alter the provisions of the Indenture regarding the voting of Notes held by the Issuer, the Seller or any Affiliate of either of them; or

               (vii) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject to the lien of this Indenture or deprive the Holder of any Note of the security afforded by the lien of this Indenture.

          (b) The Indenture Trustee may in its discretion determine whether or not any Notes would be affected (such that the consent of each Noteholder would be required) by any supplemental indenture proposed pursuant to this Section 9.2 and any such determination shall be conclusive and binding upon all of the Noteholders, whether authenticated and delivered thereunder before or after the date upon which such supplemental indenture becomes effective. The Indenture Trustee shall not be liable for any such determination made in good faith.

          (c) It shall be sufficient if an Act of Noteholders approves the substance, but not the form, of any proposed supplemental indenture.

          (d) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.3 Execution of Supplemental Indentures. In executing, or
                 ------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to such execution have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any
                 --------------------------------
supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.5 Conformity with Trust Indenture Act. Every amendment of this
                 -----------------------------------
Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

     SECTION 9.6 Reference in Notes to Supplemental Indentures. Notes
                 ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes of the same class.

                                    ARTICLE X
                               REDEMPTION OF NOTES

     SECTION 10.1 Redemption
                  ----------

          (a) The Class A-4 Notes and Class B Notes are subject to redemption in whole, but not in part, upon the exercise by the Servicer of its option to purchase the Receivables pursuant to Section 4.01 of the Pooling Agreement. Such redemption shall occur on any Distribution Date after all Class A-1 Notes, Class A-2 Notes and Class A-3 Notes have been paid in full. The purchase price for the Class A-4 Notes and Class B Notes to be redeemed shall be equal to the applicable Redemption Price, provided the Issuer has available funds sufficient to pay such amount. The Issuer shall furnish the Rating Agencies notice of such redemption. If the Class A-4 Notes and Class B Notes are to be redeemed pursuant to this Section 10.1(a), the Issuer shall furnish notice thereof to the Indenture Trustee not later than 25 days prior to the Redemption Date and the Issuer shall deposit into the Note Distribution Account, before the Redemption Date, the aggregate Redemption Price of the Class A-4 Notes and Class B Notes to be redeemed, whereupon all such Notes shall be due and payable on the Redemption Date.

          (b) [Reserved.]

          (c) Within sixty days after the redemption in full pursuant to this
Section 10.1 of any class of Notes, the Indenture Trustee shall provide each of the Rating Agencies with written notice stating that all of such Notes have been redeemed.

     SECTION 10.2 Form of Redemption Notice.
                  -------------------------

          (a) Notice of redemption of the Class A-4 Notes and Class B Notes under Section 10.1(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each Holder of the Class A-4 Notes and Class B Notes of record, respectively, at such Noteholder's address appearing in the Note Register.

          (b) All notices of redemption shall state:

               (i) the Redemption Date;

               (ii) the Redemption Price;

               (iii) the place where Class A-4 Notes and Class B Notes are to be surrendered for payment of the Redemption Price (which shall be the Agency Office to be maintained as provided in Section 3.2); and

               (iv) CUSIP numbers.

          (c) Notice of redemption of the Class A-4 Notes and Class B Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Class A-4 Note or Class B Note to be redeemed shall not impair or affect the validity of the redemption of any other Class A-4 Note or Class B Note to be redeemed.

          (d) [Reserved.]

     SECTION 10.3 Notes Payable on Redemption Date. The Class A-4 Notes or Class
                  --------------------------------
B Notes to be redeemed shall, following notice of redemption as required by
Section 10.2, on the Redemption Date cease to be Outstanding for purposes of this Indenture and shall thereafter represent only the right to receive the applicable Redemption Price and (unless the Issuer shall default in the payment of such Redemption Price) no interest shall accrue on such Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating such Redemption Price.

                                   ARTICLE XI
                                  MISCELLANEOUS

     SECTION 11.1 Compliance Certificates and Opinions, etc.
                  -----------------------------------------

          (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the judgment of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) (i) Prior to the deposit with the Indenture Trustee of any Collateral or other property or securities that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 60 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (b)(i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made on the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (b)(i) above and this clause (b)(ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

               (iii) Other than with respect to the release of any Warranty Receivables, Administrative Receivables or Liquidating Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 60 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

               (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signatory thereof as to the matters described in clause (b)(iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than Warranty Receivables, Administrative Receivables and Liquidating Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (b)(iii) above and this clause
          (b)(iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

               (v) Notwithstanding Section 2.9 or any other provision of this
          Section 11.1, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents, (B) make cash payments out of the Designated Accounts and the Certificate Distribution Account as and to the extent permitted or required by the Basic Documents and (C) take any other action not inconsistent with the TIA.

          SECTION 11.2 Form of Documents Delivered to Indenture Trustee
                       ------------------------------------------------

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 11.3 Acts of Noteholders
                  -------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders or a class of Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating
                  ------------------------------------------------------
Agencies. Any request, demand, authorization, direction, notice, consent, waiver
--------
or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with the Indenture Trustee, the Issuer or the Rating Agencies under this Indenture shall be made upon, given or furnished to or filed with such party as specified in Appendix B to the Pooling
                                                      ----------
Agreement.

     SECTION 11.5 Notices to Noteholders; Waiver.
                  ------------------------------

          (a) Where this Indenture provides for notice to Noteholders of any condition or event, such notice shall be given as specified in Appendix B to the
                                                               ----------
Pooling Agreement.

          (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

     SECTION 11.6 Alternate Payment and Notice Provisions. Notwithstanding any
                  ---------------------------------------
provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 11.7 Conflict with Trust Indenture Act.
                  ---------------------------------

          (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

          (b) The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     SECTION 11.8 Effect of Headings and Table of Contents. The Article and
                  ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.9 Successors and Assigns.
                  ----------------------

          (a) All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

          (b) All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns, whether so expressed or not.

     SECTION 11.10 Separability. In case any provision in this Indenture or in
                   ------------
the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.11 Benefits of Indenture. Nothing in this Indenture or in the
                   ---------------------
Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders and the Note Owners and (only to the extent expressly provided herein) the Certificateholders, any other party secured hereunder and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 11.12 Legal Holidays. If the date on which any payment is due shall
                   --------------
not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13 Governing Law. This Indenture shall be construed in
                   -------------
accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, except that the obligations, rights and remedies of the Indenture Trustee hereunder shall be determined in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions.

     SECTION 11.14 Counterparts. This Indenture may be executed in any number of
                   ------------
counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.15 Recording of Indenture. If this Indenture is subject to
                   ----------------------
recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     SECTION 11.16 No Recourse. No recourse may be taken, directly or
                   -----------
indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against:

               (i) the Indenture Trustee or the Owner Trustee in its individual capacity;

               (ii) any owner of a beneficial interest in the Issuer; or

               (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities (or any of their successors or assigns), except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     SECTION 11.17 No Petition.
                   -----------

          (a) The Indenture Trustee, by entering into this Indenture, and each Noteholder and Note Owner, by accepting a Note (or interest therein) issued hereunder, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer pursuant to Section 4.1, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller, or the Issuer.

          (b) Notwithstanding any prior termination of the Series 200_ Portfolio Supplement, the Indenture Trustee (and each Noteholder by its acceptance of a Note) covenants and agrees that it shall not, prior to the date which is one year and a day after which all obligations under each Permitted Financing have been paid in full, acquiesce, petition or otherwise invoke, or join any other Person in acquiescing, petitioning or otherwise invoking, against the Titling Trust or any Special Purpose Entity, any proceeding in court or with any governmental authority for the purpose of (i) commencing or sustaining a case against the Titling Trust or such Special Purpose Entity under any federal or state bankruptcy, insolvency or similar law, or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of all or any substantial part of the respective property of the Titling Trust or such Special Purpose Entity, or
(iii) ordering the winding up or liquidation of the affairs of the Titling Trust or such Special Purpose Entity.

          (c) Except as otherwise provided in the Titling Trust Agreement, as may be amended, restated and supplemented from time to time, the Indenture Trustee (and each Noteholder by its acceptance of a Note) hereby releases all Claims to the Titling Trust Assets allocated to the General Interest and to each Portfolio Interest other than the Series 200_ Portfolio Interest whether then or thereafter created and, in the event that such release is not given effect, to fully subordinate all Claims it may be deemed to have against the Titling Trust Assets allocated to the General Interest and each Portfolio Interest other than the Series 200_ Portfolio Interest whether then or thereafter created.

     SECTION 11.18 Inspection. The Issuer agrees that, on reasonable prior
                   ----------
notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

NAVISTAR FINANCIAL 200  OWNER TRUST
                      -


By:
   -------------------------------------------
not in its individual capacity but solely as
Owner Trustee


By:
   -------------------------------------------
Name:
Title:


----------------------------------------------,
as Indenture Trustee


By:
   -------------------------------------------
Name:
Title:

STATE OF ILLINOIS)
                          )       ss.:
COUNTY OF COOK   )

          BEFORE ME, the undersigned authority, a Notary Public in and for said
county and state, on this day personally appeared             , known to me to
                                                  ------------
be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the Navistar Financial 200
                                                                              -
Owner Trust and that he executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the       day of
                                                      -----
             , 200 .
-------------     -

                                 -----------------------------------------------
                                 Notary Public in and for the State of Illinois.

My commission expires:


----------------------------

STATE OF ILLINOIS)
                          )       ss.:
COUNTY OF COOK   )

          BEFORE ME, the undersigned authority, a Notary Public in and for said
county and state, on this day personally appeared                            ,
                                                  ---------------------------
known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the
said                                      , and that he executed the same as the
     -------------------------------------
act of said                       for the purpose and consideration therein
            ---------------------
stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the      day of       ,
                                                           ----       -------
200 .
   -

Notary Public in and for the State of Illinois.

My Commission expires:


----------------------------

                                                                       EXHIBIT A

                                  LOCATIONS OF
                        COMPOSITE SCHEDULE OF RECEIVABLES

          The Composite Schedule of Receivables is on file at the offices of:

          1.   The Indenture Trustee

          2.   The Owner Trustee

          3.   Navistar Financial Corporation

          4.   Navistar Financial Retail Receivables Corporation

                                                                       EXHIBIT B

                       FORM OF CLASS A-1 ASSET BACKED NOTE

REGISTERED                                                      $            /1/
                                                                 ------------

No. R-                                                      CUSIP NO.
       --------                                                      --------

                       SEE REVERSE FOR CERTAIN DEFINITIONS

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any
     Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

               THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       NAVISTAR FINANCIAL 200  OWNER TRUST
                                             -

                        CLASS A-1    % ASSET BACKED NOTES
                                  ---

          NAVISTAR FINANCIAL 200_ OWNER TRUST, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or
registered assigns, the principal sum of                 DOLLARS ($         )
                                         ---------------           ---------
payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is [aggregate principal amount for class] by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on such class of the Notes pursuant to Sections

----------
/1/  Denominations of $1,000 and integral multiples thereof.

2.7, 3.1 and 8.2 of the Indenture; provided, however, that the entire unpaid
                                   --------  -------
principal amount of this Note shall be due and payable on             (the
                                                          -----------
"Final Scheduled Distribution Date"). The Owner Trustee shall pay interest on
 ---------------------------------
this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding the then current Distribution Date or, if no interest has yet been
paid, from            , 200  Interest on this Note will be calculated on the
           -----------     -
basis of the actual number of days elapsed since the Closing Date or the preceding Distribution Date divided by 360. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                                     NAVISTAR FINANCIAL 200_ OWNER TRUST


                                          By:
                                              ---------------------------------,
                                              not in its individual capacity
                                              but solely as Owner Trustee under
                                              the Trust Agreement


                                              By:
                                                  ----------------------------
                                                  Name:
                                                  Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                              ---------------------------------,
                                              not in its individual capacity but
                                              solely as Indenture Trustee


                                              By:
                                                  ----------------------------
                                                  Name:
                                                  Title:

                                 REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer
designated as its Class A-1     % Asset Backed Notes (herein called the "Class
                            ----
A-1 Notes"), all issued under an Indenture, dated as of                (such
                                                        --------------
Indenture, as supplemented or amended, is herein called the "Indenture"),
                                                             ---------
between the Issuer and                                     as trustee (the
                       -----------------------------------
"Indenture Trustee", which term includes any successor trustee under the
 -----------------
Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the holder of this Note by virtue of acceptance hereof assents and by which such holder is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Indenture secures (a) first, the payment of principal and interest on, and any other amounts owing in respect of the Class A Notes, equally and ratably without prejudice, priority or distinction and (b) second, the payment of principal of and interest on, and any other amounts owing in respect of the Class B Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of the Indenture, as provided therein.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Receivables for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the obligations, rights and remedies of the Indenture Trustee hereunder shall be determined in accordance with the internal laws of the State of New York.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained
                                     --------  -------
herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

---------------------------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-----------------------------------------------

-----------------------------------------------------------------------
                       (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes
and appoints                                     , as attorney, to transfer said
             ------------------------------------
Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                 /1/
      -------------------            ----------------------------------

                                             Signature Guaranteed:


-------------------------            ----------------------------------

----------
/1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C

                   FORM OF CLASS A-2, CLASS A-3, CLASS A-4 AND
                            CLASS B ASSET BACKED NOTE

     REGISTERED                                               $              /1/
                                                               --------------

No. R-                                                     CUSIP No.
      ----                                                           -----------

                       SEE REVERSE FOR CERTAIN DEFINITIONS

               Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any
     Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

               THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                       NAVISTAR FINANCIAL 200  OWNER TRUST
                                             -

                      CLASS           % ASSET BACKED NOTES
                            ---- -----

     NAVISTAR FINANCIAL 200_ OWNER TRUST, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or
registered assigns, the principal sum of                 DOLLARS ($          )
                                         ---------------           ---------
payable in accordance with the Indenture, prior to the occurrence of an Event of Default and a declaration that the Notes are due and payable, on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is

----------
 /1/ Denominations of $1,000 and integral multiples thereof (except, if applicable, for one Note representing a residual portion of such class which may be issued in a different denomination).

[aggregate principal amount for class] by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on such class of the Notes pursuant to Sections 2.7, 3.1 and 8.2 of the Indenture; provided,
                                                                     --------
however, that the entire unpaid principal amount of this Note shall be due and
-------
payable on [the earlier of]                  (the "Final Scheduled Distribution
                            ---------------        ----------------------------
Date") [and the Redemption Date, if any, pursuant to Section 10.1(a) of the
----
Indenture]. The Owner Trustee shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding the then current Distribution Date or, if no interest has yet been paid, from
                       Interest on this Note will be computed on the basis of a
----------------------
360-day year of twelve 30-day months (or, in the case of the initial
Distribution Date,   /30ths of a month). Such principal of and interest on this
                  --
Note shall be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                                     NAVISTAR FINANCIAL 200  OWNER TRUST
                                                                -


                                          By:                                  ,
                                              ---------------------------------
                                              not in its individual capacity,
                                              but solely as Owner Trustee under
                                              the Trust Agreement


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                                                               ,
                                              --------------------------------
                                              not in its individual capacity but
                                              solely as Indenture Trustee


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                 REVERSE OF NOTE

          This Note is one of a duly authorized issue of Notes of the Issuer
designated as its Class            % Asset Backed Notes (herein called
                       ------ -----
the "Class Notes"), all issued under an Indenture, dated as of
     -----------                                                --------------
(such Indenture, as supplemented or amended, is herein called the "Indenture"),
                                                                   ---------
between the Issuer and                                   , as trustee (the
                       ---------------------------------
"Indenture Trustee", which term includes any successor trustee under the
 -----------------
Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the holder of this Note by virtue of acceptance hereof assents and by which such holder is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

          The Indenture secures (a) first, the payment of principal and interest on, and any other amounts owing in respect of the Class A Notes, equally and ratably without prejudice, priority or distinction and (b) second, the payment of principal of and interest on, and any other amounts owing in respect of the Class B Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of the Indenture, as provided therein.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller, or the Issuer.

          Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Receivables for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws, except that the obligations, rights and remedies of the Indenture Trustee hereunder shall be determined in accordance with the internal laws of the State of New York.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained
                                     --------  -------
herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


---------------------------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
-----------------------------------------------

-----------------------------------------------------------------------
                 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes
and appoints                                     , as attorney, to transfer said
             ------------------------------------
Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                 /1/
      -------------------            ----------------------------------

                                          Signature Guaranteed:


-------------------------            ----------------------------------

----------------
/1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT D

                        FORM OF NOTE DEPOSITORY AGREEMENT